Exhibit 10.10

                              Employment Agreement

             AGREEMENT   dated  as  of  July  2,  1999   between   NetAmericacom
Corporation (the "Company") and Ross Mayfield (the "Employee")

The Company and the Employee agree as follows:

                                  1. Employment

             1.1 Position. The Company hereby employs the Employee as Executive Vice President of its subsidiary, Rate Exchange (Delaware), Inc., and the Employee accepts such employment and agrees to perform the services described in this Section 1 in accordance with this Agreement. The duties of the Employee shall be those customary for an Executive Vice President of a subsidiary company. In the execution of his duties, the Employee shall report to the Chief Executive Officer.

             1.2 Term. The Employee's employment shall begin on July 2, 1999 and continue until the term of the Employee's employment is terminated pursuant to
Article 3.

                                 2. Compensation

             2.1 Base Salary, For the duration of the Employee's employment, the Employee shall be paid a base salary of $8,000 per calendar month. The base salary shall be prorated for actual periods of employment that are less than a calendar month, and shall be payable monthly in arrears.

             2.2 Stock Options. The Company shall issue to the Employee options to purchase 40,000 shares of common stock of the Company at $2.50 per share ("Options") upon commencement of the term of the Employee's employment. The Company and the Employee shall enter into a mutually acceptable stock option agreement as promptly as practicable, which shall provide that:

         (i) One-half of the Options shall vest on July 2, 2000, if the Employee is still employed by the Company at such time, and the remaining one-half of the Options shall vest on July 2, 2001, if the Employee is still employed by the Company at such time, provided that all unvested Options shall vest when the Employee is terminated by the Company without Cause pursuant to Section 3.2.

         (ii) The Options shall be exercisable for a period of five years from the date hereof

         (iii) The Employee shall have the option at any . time to effect a cashless exercise of all Options that are then issued and vested (but not less than all). Such cashless exercise shall be based upon the average closing bid price of the shares for a 30-day period ending on the day one business day prior to the date of notice of exercise (the "Market Price") and shall constitute a conversion of the exercised Options into such number of shares whose. value at the Market Price is equal to the "in-the-money" value of the Options exercised. The "in-the-money" value of the Options means (x) the aggregate value of all shares issuable on exercise of the Options, at the Market Price, minus (y) the aggregate price payable on exercise of the Options.

         (iv) The Employee shall from time to time enter into customary "lock-ups" or restrictions on trading securitiess of Company at the request of underwriters of securities of the Company, on terms and conditions substantially similar to those agreed to by directors and principal shareholders of the Company.

Such agreement shall also contain terms and conditions customary for similar issuances of options (including without limitation provisions by which the number of shares and exercise price for the Options would be adjusted for stock splits, recapitahmtions, and be subject to customary anti-dilution protections).

             2.3. Benefits. The Employee shall be entitled to participate in the employee benefit programs established by the Company, such as medical, pension, disability and life insurance plans, to the extent that the Employee is eligible for such benefits in accordance with the Company's policies, as they may be changed from time to time. Nothing in this Agreement requires the adoption or maintenance of any such arrangements or plans. The Company reimburse the Employee for reasonable expenses necessarily incurred in the performance of the Employee's duties that are pre-approved and otherwise incurred in accordance with the Company's policies.

              2.4. Indemnification. The Company shall indemnify and hold harmless the Employee from and against losses, liabilities and claims of third parties to the maximum extent to which the Company is permitted by applicable law to indemnify the Employee as an officer of the Company, provided that the Company shall have no obligation to indemnify the Employee against losses, claims or liabilities arising out of the Employee's breach of this Agreement or the willful misconduct or gross negligence of the Employee.

                                 3. Termination

              3.1 Termination For Cause. The Company may terminate immediately the Employee's employment with the Company (and the Company's obligations under this Agreement) for Cause. "Cause" means any of the following: (i) breach of the Employee's obligations hereunder (ii) conmission of fraud or material deception, whether or not in connection with the Employee's employment by the Company,
(iii) commission of a criminal offense, whether or not in connection with the Employee's employment by the Company, (iv) destruction or theft of the Company's property or (v) use by the Employee of drugs or alcohol to an extent that impairs the Employee's performance hereunder. Upon termination of the Employee's employment pursuant to this subsection, or upon the death of the Employee, all obligations of the Company to pay compensation and provide benefits to the Employee shall cease.

              3.2 Termination Without Cause. The Company may at any time terminate the Employee's employment with the Company without cause. If the Company elects to tenrlmate the Employee's employment without cause, the Company shall provide the Employee with written notice of such election (a "Notice of Termination Without Cause"), setting forth the day such termination will be effective (which may be any date not less than 30 days after the date of such notite). Notwithstanding any such termination, the Company shall pay to the Employee his

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                                                            Employment Agreement
base salary pursuant to Section 3(a) for the remainder of the Severance Period, including without limitation the portion of the Severance Period (if any) after the termination of the Employee's employment becomes effective. The "Severance Period" means the period beginning on the date the Company gives Employee a Notice of Termination Without Cause and ending on July 2, 2001 (or upon the earlier termination with Cause). Such payments shall be made monthly in arrears in accordance with the Company's normal payroll practices, and shall be subject to appropriate deductions and withholding. The Company may elect to terminate the Employee's employment earlier than the date stated in a Notice of Termination Without Cause, but shall remain obligated to make payments pursuant to this subsection for the remainder of the Severance Period. Upon termination of the Employee's employment pursuant to this subsection, all obligations of the Company to pay compensation and provide benefits to the Employee shall cease, other than payment of base salary as set forth above in this Section.

              3.3 Termination by the Employee. Employee's employment with the Company with or without cause. If the Employee elects to terminate the Employee's employment, the Employee shall provide the Company with written notice of such election not less than 30 days before the day such termination will be effective. Upon termination of the Employee's employment pursuant to this subsection, all obligations of the Company to pay compensation and provide benefits to the Employee shall cease.

                              4. Certain Covenants

             4.1 Covenant Not To Compete. During the period beginning on the date hereof and ending on the first anniversary of the termination of the Employee's employment with the Company (or, if later, on the first anniversary of the end of the Severance Period), the Employee covenants and agrees that the Employee shall not:

           (i) directly or indirectly manage, operate, control, serve as an employee to, be employed by, participate in, own or invest in any business which competes with the Company (except for the passive ownership of up to 5% of the common stock of any publicly-traded company);

           (ii) hire, offer to hire, entice away or in any other manner persuade or attempt to persuade any officer, employee or agent of the Company to alter or discontinue his or her relationship with the Company;

           (iii) directly or indirectly solicit, divert, or attempt to solicit or divert any customers or business of the Company; or

           (iv) directly or indirectly solicit, divert, or in any other maimer persuade or attempt to persuade any supplier of the Company to alter or discontinue its relationship with the Company.

The Company and the Employee agree that this provision does not impose an undue hardship on the Employee and is not injurious to the public; that this provision is necessary to protect the valuable goodwill and the business of the Company; that the nature of the Employee's responsibilities with the Company under this Agreement require the Employee to have access to confidential information which is valuable and

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                                                            Employment Agreement
confidential to the Company; and that the scope of this Section is reasonable in terms of length of time and geographic scope.

              4.2 Confidentiality. The Employee acknowledges that by reason of his employment, he will have access to trade secrets and confidential or proprietary information belonging to the Company and its affiliates (including without limitation Maroon Bells Capital Partners, Inc. and its affiliates), including but not limited to: subscriber fists, potential subscribers and methods of identifying potential subscribers, marketing plans, business plans, long range plans, contract terms, compensation information, other information about users (and potential users) of the Compapy's products and services, financial information, computer programs and pricing and cost information. The Employee agrees that during the Employee's employment and for an indefinite period after termination of his employment (whether by the Company or the Employee and whether with or without Cause) the Employee shall not directly or indirectly use, reveal or divulge any trade secrets or confidential or proprietary information belonging to the Company or its affiliates for anv reason. The Employee's obligation under this provision is in addition to any obligations the Employee has under applicable law. The Employee agrees not to violate in any way the rights that the Company or affiliates have with regard, to trade secrets or proprietary or confidential information.

             4.3 Remedies. Notwithstanding other provisions of this Agreement regarding dispute resolution, the Employee agrees that the Employee's violation of either Sections 4.1 or 4.2 of this Agreement would cause the Company or its affiliates irreparable hann which would not be adequately compensated by monetary damages, and that an injunction may be granted by any court or courts having jurisdiction, re g the Employee from violation of the terms of this Agreement, upon any breach or threatened breach by the Employee of obligations set forth in either Section 4.1 or 4.2. The preceding sentence shall not be construed to limit the Company or its affiliates from any other relief or damages to which it may be entitled as.a result of the Employee's violation of any obligation owed the Company under law or provision of this Agreement, including either Section 4.1 or 4.2.

                              5. Dispute Resolution

             Any controversy, claim or dispute of whatever nature arising out of or relating to this Agreement, whether such controversy, claim or dispute is based upon statute, contract, tort, common law or otherwise, and whether such controversy, claim or dispute existed prior to or arises after the date of this Agreement (any such controversy, claim or dispute being a "Dispute"), shall.be resolved in accordance with the procedures set forth in this Article 5, which procedures shall be the sole and exclusive procedures for the resolution of any Disputes (except as otherwise provided in Section 4.3).

             All Disputes shall be resolved by arbitration in San Francisco, California, in accordance with the then current Non-Administered International Arbitration Rules & Commentary of the CPR Institute by a sole arbitrator who has had both training and experience as an arbitrator of general corporate, commercial and employment matters and who is and for at least ten years has been a partner, shareholder or member in a law firm. If the Company and

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                                                            Employment Agreement

Employee cannot agree on an arbitrator, then the arbitrator shall be selected by the President of the CPR Institute in accordance with the criteria set forth in the preceding sentence. The arbitrator may decide any issue as to whether, or as to the extent to which, any Dispute is subject to the arbitration and other dispute resolution provisions in this Agreement. The arbitrator must: (i) base and render his or her award on the provisions of this Agreement and (ii) render his or her award in a writing including an explanation of the reasons for such award and the provisions of this Agreement supporting such award. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The statute of limitations applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration under this subsection. The Employee acknowledges and agrees that the Employee has been given the opportunity to negotiate this provision. No exercise of any rights under this Article 5 shall limit the right of the Company or the Employee pursuant to this Agreement to comrnence any judicial proceeding to obtain injunctive relief Reasonable attorneys' fees and expenses of arbitration incurred in any Dispute relating to the interpretation or enforcement of this Agreement shall be paid by the prevailing party in such Dispute.

                                6. Miscellaneous

             6.1 Notices. All notices and other communications hereunder shall be in writing (including facsimile transmissions, and shall be given to each party at the address or telecopier nwnber set forth under its name on the signature page hereof, or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other. Each such notice or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the malls with first class postage prepaid, addressed as aforesaid or (b) otherwise, when delivered,at the address or received at the telecopier'number specified in this Section.

             6.2 Representation of the Employee. The Employee represents and warrants to the Company that the Employee is free to enter into this Agreement and that he does not have any commitment, arrangement or understanding to or with any party which restrains or is in conflict with the Employee's performance of the covenants, services and duties provided for in this Agreement. The Employee agrees to indemnify the Company and to hold it hanniess against any and all liabilities or claims arising out of breach of this representation and warranty.

             6.3 Amendment, No Waivers; Integration. Any provision of this Agreement may be amended or waived if, and only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Employee or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Ile rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. This Agreement, together with the exhibits and schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among any of the parties with respect to the subject matter of this Agreement.

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                                                            Employment Agreement

             6.4 Assignment. Neither party hereto may assign, delegate or otherwise transfer any of its obligations or rights or obligations under this Agreement, provided that the Company may assign its rights and obligations under this Agreement to a successor by sale, merger or liquidation, if such successor carries on the Company's business substantially in the form in which it is being conducted at the time of the sale, merger or liquidation.

            6.5 Disclosure. The Employee agrees to reveal the terms of this Agreement to any future employer or potential employer of the Employee and authorizes the Company, at its election, to make such disclosure.

              6.6 Right of Set-off. By accepting this Agreement, the Employee consents to a deduction from any amounts the Company owes the Employee from time to time (including amounts owed to the Employee as, wages or other compensation, or vacation pay, as well as any other amounts owed to the Employee by the Company), to the extent of the amounts the Employee owes the Company. Whether or not the Company elects to make any set-off in whole or in part if the Company does not recover by means of set-off the fall amount the Employee owes it, calculated as set forth above, the Employee agrees to pay immediately the unpaid balance to the Company.

              6.7 Severability. In the event that any provision of this Agreement or compliance by any of the parties with any provision of this Agreement shall constitute a violation of any law, or be unenforceable or void, then such provision, to the extent only that it is in violation of law, void or unenforceable, shall be deemed modified to the extent necessary so that it is no longer unenforceable, void or in violation of law. if such modification is not possible, said provision, to the extent that it is in violation of law, void or unenforceable, shall be deemed severable from the remaining provisions of this Agreement, which provisions shall remain binding on the parties.

              6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

              6.9 Headings. The headings and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

              6.10 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective only when each party hereto shall have received (including without limitation by facsimile transmission) a counterpart hereof signed by each other party hereto.

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                                                            Employment Agreement

               IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date hereof.

                                    NET AMERICA.COM CORPORATION



                                     By /s/  Douglas Cole
                                     ---------------------------
                                           Title:

                                     Address for Notices:
                                     -------------------
                                     1896 School Street
                                     Moraga, California 94556
                                     Telecopier: (925) 377-2010


                                     /s/ Ross Mayfield
                                     ---------------------------
                                     ROSS MAYFIELD

                                     Address for Notices:
                                     -------------------
                                     235 Churchill Avenue
                                     Palo Alto, California 94301
                                     Telecopier: (650) 473-9490


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                                                            Employment Agreement